UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K
                                _________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                          Date of report: July 20, 2004

                           THERAGENICS CORPORATION(R)

               (Exact name of registrant as specified in charter)


       Delaware                    000-15443                    58-1528626
(State of incorporation)   (Commission File Number)           (IRS Employer
                                                            Identification No.)

                           5203 Bristol Industrial Way

                              Buford, Georgia 30518

               (Address of principal executive offices / Zip Code)
                                 (770) 271-0233
              (Registrant's telephone number, including area code)




Item 12.   Results of Operations and Financial Condition.

     On July 20, 2004, Theragenics Corporation(R) issued a press release regarding its financial results for the quarter ended July 4, 2004. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 Theragenics Corporation(R)

                                                      (Registrant)

                                                 Dated: July 20, 2004

                                                 By: /s/ M. Christine Jacobs
                                                     -----------------------
                                                     M. Christine Jacobs
                                                     Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit No.          Description

99.1                 Press Release, dated July 20, 2004 of Theragenics
                     Corporation(R).